Registration No. 333-239955

Rule 497(d)

SUPPLEMENT TO

COMBINED PROSPECTUS AND PROXY STATEMENT

DATED AUGUST 20, 2020

The information provided below replaces the information provided in the last sentence under “How does the performance compare?”, the paragraph under “Average Annual Total Returns” and the first two bullets under “To Add to an Existing Account,” respectively, in the Combined Prospectus and Proxy Statement dated August 20, 2020, relating to the acquisition of the assets and liabilities of FPA Paramount Fund, Inc. by Phaeacian Global Value Fund, a series of Datum One Series Trust.

How does the performance compare?

The Fund’s year-to-date total return as of June 30, 2020: -6.43%

Average Annual Total Returns for Periods Ended December 31, 2019

This table compares FPA Paramount’s average total returns for the periods ended December 31, 2019 to those of an appropriate broad based index. In addition, the table shows how FPA Paramount’s average annual total returns compare with the returns of (i) an index designed to represent the performance of mid cap representation across developed and emerging markets.

	1-Year	5-Year	Ten Years
Before taxes	29.32%	9.81%	10.31%
After Taxes on Distributions(1)	27.18%	8.73%	8.64%
After Taxes on Distributions and Sale of Fund Shares(1)	18.87%	7.60%	8.05%
MSCI All Country World NR Index (reflects no deductions for fees, expenses or taxes)	26.60%	8.41%	8.79%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional tax penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Registration No. 333-239955

Rule 497(d)

To Add to an Existing Account:

•	Call (800) 258-9668 (toll free) or (312) 557-3523 on days the Fund is open for business or provide a subsequent purchase Letter of Instruction.

•	Have your bank wire federal funds or an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

Northern Trust Account #5201681000

Shareholder Account # (ex. PHA1085FFFAAAAAAA where FFF is the Fund Number and AAAAAAA is the Account Number)

Shareholder Name:

The proxy materials sent to you contain important information regarding the proposed reorganization of FPA Paramount Fund, Inc. with and into Phaeacian Global Value Fund (the “Reorganization”) that you and other shareholders are being asked to consider. Please read the materials carefully. Copies of the Combined Proxy Statement and Prospectus and other documents filed with the SEC are available on the SEC’s web site at www.sec.gov. In addition, free copies of the Combined Proxy Statement and Prospectus and other documents filed with the SEC can be obtained by visiting http://https://vote.proxyonline.com/fpa/docs/Paramount2020.pdf, by calling (800) 628-8509, or by writing to the Fund at 50 S. LaSalle Street, Chicago, IL 60603.

Please see the Prospectus/Proxy Statement for a discussion of how to vote. A shareholder may revoke their proxy at any time prior to its use by filing with FPA Paramount a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting virtually may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

The Special Meeting is scheduled to convene on October 1, 2020 at 9:30 a.m., Pacific time. At that time, the Fund intends to adjourn the Special Meeting until October 9 at 9:30 a.m., Pacific time, in order to allow additional time for shareholders to submit their proxies.